SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 16, 2003
                                                        ----------------

                         TELETOUCH COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      001-13436                 75-2556090
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                  110 N. College, Suite 200, Tyler, Texas 75702
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (903) 535-7800
                                                          --------------

                                       n/a
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report
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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number    Exhibit
      --------------    -------

      99.1              Press Release dated October 16, 2003

Item 12. Results of Operations and Financial Condition.

On October 16, 2003, Teletouch Communications, Inc. ("TLL") issued a press release announcing financial information for its first fiscal quarter ended August 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        [NAME OF COMPANY]

                                        By: /s/ J. Kernan Crotty
                                           -------------------------------------
                                           J. Kernan Crotty
                                           President and Chief Financial Officer

Dated: October 16, 2003

                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

99.1              Press Release dated October 16, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.